Credit Facilities	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Credit Facilities	CREDIT FACILITIES

	December 31, 2022	December 31, 2021
Credit facilities - U.S. dollar denominated (1)	$30,394	$156,332
Credit facilities - Canadian dollar denominated	355,000	350,182
Credit facilities - principal (2)	$385,394	$506,514
Unamortized debt issuance costs	(2,363)	(1,343)
Credit facilities	$383,031	$505,171
(1)U.S. dollar denominated credit facilities balance was US$22.5 million as at December 31, 2022 (December 31, 2021 - US$123.5 million).
(2)The decrease in the principal amount of the credit facilities outstanding from December 31, 2021 to December 31, 2022 is the result of net repayments of $136.9 million, partially offset by an increase in the reported amount of U.S. denominated debt of $15.8 million due to foreign exchange.

At December 31, 2022, Baytex had US$850 million of revolving credit facilities (the "Credit Facilities"). On April 1, 2022, Baytex amended its Credit Facilities to increase the revolving credit facility to US$850 million and extend the maturity from April 1, 2024 to April 1, 2026. The Credit Facilities are comprised of a US$50 million operating loan and a US$600 million syndicated revolving loan for Baytex and a US$10 million operating loan and a US$190 million syndicated revolving loan for Baytex's wholly-owned subsidiary, Baytex Energy USA, Inc. There were no changes to the financial covenants as a result of the amendments.

The Credit Facilities are not borrowing base facilities and do not require annual or semi-annual reviews. The Credit Facilities contain standard commercial covenants in addition to the financial covenants detailed below. There are no mandatory principal payments required prior to maturity which could be extended by Baytex. Advances under the Credit Facilities can be drawn in either Canadian or U.S. funds and bear interest at the bank’s prime lending rate, bankers’ acceptance discount rates or secured overnight financing rates ("SOFR"), plus applicable margins.

The weighted average interest rate on the Credit Facilities was 3.6% for the year ended December 31, 2022 (2.1% for the year ended December 31, 2021).

The following table summarizes the financial covenants applicable to the Credit Facilities and the Company's compliance therewith at December 31, 2022.

Covenant Description	Position as at December 31, 2022	Covenant
Senior Secured Debt (1) to Bank EBITDA (2) (Maximum Ratio)	0.3:1.0	3.5:1.0
Interest Coverage (3) (Minimum Ratio)	15.5:1.0	2.0:1.0
(1)"Senior Secured Debt" is calculated in accordance with the credit facility agreement and is defined as the principal amount of the Credit Facilities and other secured obligations identified in the credit facility agreement. As at December 31, 2022, the Company's Senior Secured Debt totaled $385.4 million.
(2)"Bank EBITDA" is calculated based on terms and definitions set out in the credit facility agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions and is calculated based on a trailing twelve-month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the year ended December 31, 2022 was $1.2 billion.
(3)"Interest coverage" is calculated in accordance with the credit facility agreement and is computed as the ratio of Bank EBITDA to financing and interest expenses, excluding certain non-cash transactions, and is calculated on a trailing twelve-month basis. Financing and interest expenses for the year ended December 31, 2022 was $80.2 million.

On July 25, 2022 Baytex entered into a $20 million uncommitted unsecured demand revolving letter of credit facility (the "LC Facility"). Letters of credit under this facility are guaranteed by Export Development Canada and do not use capacity available under the Credit Facilities. As at December 31, 2022, Baytex had $15.7 million of outstanding letters of credit under the LC Facility.
LONG-TERM NOTES

	December 31, 2022	December 31, 2021
5.625% notes due June 1, 2024 (1)	$—	$253,120
8.75% notes due April 1, 2027 (2)	554,597	632,800
Total long-term notes - principal (3)	$554,597	$885,920
Unamortized debt issuance costs	(6,999)	(11,393)
Total long-term notes - net of unamortized debt issuance costs	$547,598	$874,527
(1)The U.S. dollar denominated principal outstanding of the 5.625% notes was nil at December 31, 2022 (December 31, 2021 - US$200.0 million).
(2)The U.S. dollar denominated principal outstanding of the 8.75% notes was US$409.8 million at December 31, 2022 (December 31, 2021 - US$500.0 million).
(3)The decrease in the principal amount of long-term notes outstanding from December 31, 2021 to December 31, 2022 is the result of principal repayments of $374.1 million and changes in the reported amount of U.S. denominated debt of $42.8 million.

The long-term notes do not contain any significant financial maintenance covenants but do contain standard commercial covenants for debt incurrence and restricted payments.

During 2022, Baytex repurchased and cancelled US$90.2 million principal of the 8.75% Notes due in 2027 and recorded early redemption expense of $2.5 million.

On June 1, 2022 Baytex completed the early redemption of the US$200.0 million principal amount of the 5.625% Notes due in 2024 at par plus accrued interest and recorded a decrease to unamortized debt issuance costs of $1.7 million.